UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2007

ACORN FACTOR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

200 Route 17, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 529-2026

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2007 the Registrant issued a press release announcing its financial results for the year ended December 31, 2006. The press release is filed as Exhibit 99.1 hereto.

Section 8 - Other Events

Item 8.01 Other Events

On March 27, 2007 the Registrant issued a press release announcing that its equity affiliate, Comverge, Inc., had begun distributing preliminary prospectuses in anticipation of its upcoming initial public offering. The press release is filed as Exhibit 99.2 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 30, 2007
99.2	Press Release dated March 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of November 2006.

ACORN FACTOR, INC.

By:	/s/ Sheldon Krause
Name:	Sheldon Krause
Title:	Secretary and General Counsel